Exhibit 10.1

                           SECOND AMENDMENT AGREEMENT

      SECOND AMENDMENT AGREEMENT, dated September 15, 2003, by and among BRANDPARTNERS GROUP, INC., a Delaware corporation with a principal place of business at 777 Third Avenue, 30th Floor, New York, New York ("BPTR"), WILLEY BROTHERS, INC., a New Hampshire corporation with a principal place of business at Rochester, New Hampshire (the "Company"); JAMES M. WILLEY of Rye, New Hampshire, individually and THOMAS P. WILLEY of Stratham, New Hampshire, individually (collectively, the "Employees" or the "Consultants," and individually an "Employee" or a "Consultant"); James M. Willey as trustee of the JAMES M. WILLEY TRUST - 1995 and Thomas P. Willey as trustee of THE THOMAS P. WILLEY REVOCABLE TRUST OF 1998 (collectively the "Holders" and individually a "Holder"), and Nixon Peabody LLP (the "Escrow Agent").

      WHEREAS, BPTR, the Company and each of the Holders and Employees entered into an Agreement, dated May 15, 2003, as amended by Amendment Agreement dated June 16, 2003, (the "Original Agreement"), providing for the amendment of certain terms and conditions of the Employment Agreements, SPA, Term Notes, 24-Month Notes and Earn Out (as each of such terms is defined in the Original Agreement) under certain conditions;

      WHEREAS, in connection with the Original Agreement, BPTR, the Company, each of the Holders and Employees and the Escrow Agent have entered into an Escrow Agreement, dated as of May 15, 2003, as amended by Amendment Agreement dated June 16, 2003, (the "Original Escrow Agreement"), pursuant to which the Escrow Agent agreed to serve as escrow agent and hold the Escrowed Property (as such term is defined in the Original Escrow Agreement) in accordance with the terms and conditions set forth therein; and

      WHEREAS, BPTR, the Company and each of the Holders and Employees now wish to extend the effectiveness of the Original Agreement and to amend certain terms contained therein and in the Original Escrow Agreement.

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Definition of Terms. Terms not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

      2. Effectiveness of Second Extension. The parties hereby agree that, effective upon the payment of the Second Extension Payments to the Holders, and without further action by any of the parties, the Second Extension shall be activated and fully effective.

      3. Legal Fees. Contemporaneously with the payment of the Second Extension Payments to the Holders, BPTR will deliver or cause to be delivered to McLane, Graf, Raulerson & Middleton a payment of up to an amount of $1,800.00, such payment representing the payment in full of the unpaid balance of the legal fees and expenses incurred by the Holders and Employees through the date hereof in connection with, relating to or arising out of the negotiation, preparation, execution and delivery and performance of the Original Agreement and the consummation of the transactions contemplated thereby, as set forth in Section
10.5 of the Original Agreement.

      4. Option for Third Extension. The parties hereby agree that BPTR shall have the right, at its option and without further action on the part of the Holders, to further extend the Second Extension from October 31, 2003 until November 30, 2003 (the "Third Extension"), provided that (i) BPTR shall give the Holders, with a copy to the Escrow Agent, written notice of its intent to exercise its right to the Second Extension on or prior to October 15, 2003, (ii) BPTR shall certify in such written notice that it has received a letter of intent which provides for payment in full of the Note Payments and does not directly prejudice or otherwise affect the Holders'or the Employees' rights under the Original Agreement, as amended, and (iii) BPTR shall deliver to each of the Holders contemporaneously with the delivery of such notice an additional, non-refundable payment in the amount of $5,000 (the "Third Extension Payments"). In the event that BPTR elects to activate the Third Extension as set forth above, the date "October 31, 2003" as it appears in Sections 1.1, 10.5 and 10.8 of the Original Agreement, as amended, and Section 3 of the Original Escrow Agreement, as amended, shall be deemed deleted and the date "November 30, 2003" deemed inserted in place thereof without further action. In addition, in the event that the Third Extension is activated by BPTR, the maturity date of each of the 24-Month Notes shall be extended until November 30, 2003. The parties acknowledge and agree that the Third Extension Payments constitute consideration for granting the Third Extension as described above, and shall not be applied to, set off against, or in any manner result in any reduction of any other payment obligations pursuant to the 24-Month Notes, the Term Notes, or the Original Agreement, including, without limitation, the Note Payments.

      5. Term Sheet; No Required Consent. BPTR and the Company represent to the Holders and Employees that (i) BPTR has received a term sheet which contemplates the payment in full of the Note Payments, and (ii) the execution, delivery and performance of this Second Amendment Agreement by BPTR and the Company, including without limitation the payment of the Second Extension Payments and, if applicable, the Third Extension Payments, does not require the consent of Fleet Capital Corporation.

      6. Full Force and Effect. Except as otherwise amended hereby, the Original Agreement and the Original Escrow Agreement shall remain in full force and effect.

      7. Modification; Waiver; Severability; Counterparts; Facsimile Execution. No modification or termination of this Second Amendment Agreement shall be valid unless such modification or termination is in writing and signed by each of the parties hereto. No waiver of any provision of this Second Amendment Agreement shall be valid unless


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

in writing and signed by the person or party against whom charged. The invalidity or unenforceability of any particular provision of this Second Amendment Agreement shall not affect the other provisions of this Second Amendment Agreement, and this Second Amendment Agreement shall be construed as if the invalid or unenforceable provision was omitted. This Second Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single document. Signatures and other longhand notations transmitted by electronic facsimile shall be deemed to be original for purposes of the construction and enforcement of this Second Amendment Agreement.


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

      IN WITNESS WHEREOF, the parties hereto have set their hands, duly authorized where applicable, as of the date and year first above written.

                                    THOMAS P. WILLEY

                                    /s/ Thomas P. Willey
                                    ---------------------------------

                                    JAMES M. WILLEY

                                    /s/ James M. Willey
                                    ---------------------------------

                                    THE THOMAS P. WILLEY REVOCABLE TRUST OF 1998

                                    By:  /s/ Thomas P. Willey
                                         ----------------------------
                                         Thomas P. Willey, Trustee

                                    JAMES M. WILLEY TRUST - 1995

                                    By:  /s/ James M. Willey
                                         ----------------------------
                                         James M. Willey, Trustee

                                    BRANDPARTNERS GROUP, INC.

                                    By:  /s/ Sharon Burd
                                         ----------------------------
                                    Name:   Sharon Burd
                                    Title:  Chief Financial Officer

                                    WILLEY BROTHERS, INC.

                                    By:  /s/ James F. Brooks
                                         ----------------------------
                                    Name:  James F. Brooks
                                    Title: Chief Operating Officer


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

Accepted and Agreed as to
  Sections 2 and 4 above:

NIXON PEABODY LLP, as Escrow Agent


By:  /s/ James C. Hood
     ----------------------------------
     Name:  James C. Hood
     Title: Partner


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